SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
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Conversion Services International, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CONVERSION SERVICES INTERNATIONAL, INC.
100 Eagle Rock Avenue
East Hanover, New Jersey 07936

May 18, 2010

Dear Fellow Stockholder:

The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Conversion Services International, Inc. (the “Company” or “CSI”) will be held at 10:00 a.m. on Thursday, June 17, 2010 at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936.  Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon.  Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders.  I hope you will be able to attend.

Please sign, date and return the enclosed Proxy without delay in the enclosed envelope.  If you are a stockholder of record and attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting.  Any record stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person.  The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ended December 31, 2009 accompanies the Proxy Statement.  The proxy materials and annual report included in this package are also available on the internet at www.vfnotice.com/conversionservicesinternational.

All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote “FOR” all of the five persons listed as candidates for a position on the Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote “FOR” the ratification of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010, and (c) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder’s discretion.

The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all candidates and all other matters.  Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

Thank you for your investment and continued interest in Conversion Services International, Inc.

Sincerely,

Scott Newman
Chairman of the Board of Directors

CONVERSION SERVICES INTERNATIONAL, INC.
100 Eagle Rock Avenue
East Hanover, New Jersey 07936

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, JUNE 17, 2010

_____________________

To our Stockholders:

Notice is hereby given that the 2010 Annual Meeting (the “Annual Meeting”) of Stockholders of Conversion Services International, Inc. (the “Company” or “CSI”), a Delaware corporation, will be held at our principal office at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936, on Thursday, June 17, 2010 at 10:00 a.m., for the following purposes:

1.	To elect five Directors to the Board of Directors to serve until the 2011 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To ratify the appointment by the Audit Committee of the Board of Directors of Friedman LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2010;

3.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 30, 2010, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours.  A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.  IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

Scott Newman, Chairman

May 18, 2010

CONVERSION SERVICES INTERNATIONAL, INC.
100 Eagle Rock Avenue
East Hanover, New Jersey 07936

PROXY STATEMENT

2010 Annual MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Conversion Services International, Inc. of proxies to be voted at the 2010Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, June 17, 2010 at our principal office at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936 and at any adjournments thereof (the “Annual Meeting”).  In this proxy statement, Conversion Services International, Inc. is referred to as “CSI”, “we”, “us”, “our” or “the Company” unless the context indicates otherwise.  The Annual Meeting has been called to consider and take action on the following proposals:  (i) to elect five Directors to the Board of Directors to serve until the 2011 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; (ii) to ratify the appointment by the Audit Committee of our Board of Directors of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010; and (iii) to consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting.  However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment.  The Company’s Board of Directors recommends that the stockholders vote in favor of each of the Director Nominees and each of the proposals.  Only holders of record of Common Stock of the Company at the close of business on April 30, 2010 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of the Company are located at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936 and its telephone number is (973) 560-9400.  The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is May 19, 2010.  A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is enclosed with these materials, but should not be considered proxy solicitation material.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 17, 2010.

The proxy statement, annual report on Form 10-K for the year ending December 31, 2009 and a form of proxy card are available at www.vfnotice.com/conversionservicesinternational.

INFORMATION CONCERNING SOLICITATION AND VOTING

As of the Record Date, there were 123,558,535 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting.  As of the Record Date, the Company believes it had approximately 508 stockholders of record of Common Stock.  Only holders of shares of Common Stock on the Record Date will be entitled to vote.  The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record.  The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting.  If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting.  For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the ratification of the selection of Friedman LLP as independent auditors of the Company for the fiscal year 2010 described in Proposal 2. Abstentions will not be counted as votes entitled to be cast on this matter and will have no effect on the result of the vote.

 “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote.  Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 2.

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company.  In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission.  The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred.  In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his or her attorney authorized in writing or, if the stockholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

Proposals 1 and 2 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder’s shares.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES.  PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE.  ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

Corporate Governance

The Company’s Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission (the “SEC”) rules and regulations. This section describes key corporate governance guidelines and practices that the Company has adopted. Complete copies of the Audit Committee, Compensation and Stock Option Committee and Nominating and Corporate Governance Committee charters are posted on the Company’s website at http://www.csiwhq.com/About_CSI/governance.aspx. Alternatively, you can request a copy of any of these documents by writing to the Company.  The contents of our website should not be considered proxy solicitation material.

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct and Ethics which is applicable to all our directors, officers, employees, agents and representatives, including our principal executive officer and principal financial officer, principal accounting officer or controller, or other persons performing similar functions.  We have made available on our website copies of our Code of Conduct and Ethics and charters for the committees of our Board and other information that may be of interest to investors.

Board Meetings and Attendance of Directors

During fiscal year 2009, the Board of Directors held 4 meetings, 2 of which were attended by all of the Company's Directors during the period that such person was a member of the Board of Directors, and took action by unanimous written consent on 3 occasions. Directors are expected to attend all meetings. All of our Directors are expected to attend the 2010 Annual Meeting.

Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a policy, one way or the other, on whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee.  The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.  The current structure is that of separate Chief Executive Officer and Chairman of the Board of Directors.  Lori Cohen serves as the Chief Executive Officer and President and is responsible for day-to-day leadership of the Company.  Scott Newman serves as the Chairman of the Board.  The Board of Directors believes this is the most appropriate structure for the Company at this time as it recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow.

The Board, either as a whole or through its Committees, regularly discusses with management strategic and financial risks and exposures associated with the Company’s annual operating budget, their potential impact on the Company and the steps taken to manage them.  While the Board of Directors is ultimately responsible for risk oversight at the Company, the Board’s Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  In particular, the Audit Committee focuses on financial and enterprise risk exposures and discusses with management and the independent registered public accountants the Company’s policies with respect to risk assessment and risk management, including risks related to financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies and credit and liquidity matters.  The Audit Committee also assists the Board of Directors in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements.   The Nominating and Corporate Governance Committee annually reviews the Company’s corporate governance guidelines.   Finally, the Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs.

Attendance Policy

All Board members are strongly encouraged to attend each meeting of the Board and committees on which they serve and be prepared to discuss the business presented.  An attendance rate of at least 75% is the minimum acceptable rate of attendance at Board and committee meetings.  A Board member’s record of attendance will be considered with respect to recommendation of the renewal of a Board term or future assignment to a committee.  Directors are strongly encouraged to attend annual meetings, and five of the six directors in office at that time attended the 2009 Annual Meeting.

Director Independence

Although we are currently listed on the Over-the-Counter Bulletin Board (the “OTCBB”), the Board has reviewed each of the directors’ relationships with the Company in conjunction with Section 121(A) of the listing standards of the NYSE Amex (“AMEX”), as required by the SEC, and has affirmatively determined that (i) two of our directors, Lawrence K. Reisman and Thomas Pear, are independent of management and free of any relationship that would interfere with their independent judgment as members of the Audit Committee, Compensation and Stock Option Committee, and Nominating and Corporate Governance Committee and (ii) Brian Walton, a director nominee would be an independent director.

Committees of the Board of Directors

The Board of Directors has established three standing committees: (1) the Audit Committee, (2) the Compensation and Stock Option Committee and (3) the Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by the Board. Copies of the Audit Committee, Compensation and Stock Option Committee and Nominating and Corporate Governance Committee’s’ charters are posted on the Company’s website.  Messrs. Reisman and Pear are the members of each of such committees.  Mr. Reisman is the chair of our Audit Committee, Mr. Pear is the chair of our Compensation and Stock Option Committee and our Nominating and Corporate Governance Committee.

 Audit Committee

The Audit Committee was formed in April 2005. The Audit Committee met 4 times in 2009. Each member of the Audit Committee was present at 2 of the meetings, and did not act by unanimous written consent during 2009. The Audit Committee is responsible for matters relating to financial reporting, internal controls, risk management and compliance. These responsibilities include appointing, overseeing, evaluating and approving the fees of our independent auditors, reviewing financial information which is included in our Annual Report on Form 10-K, discussions with management and the independent auditors regarding the results of the annual audit and our quarterly financial statements, reviewing with management our system of internal controls and financial reporting process and monitoring our compliance program and system.

The Audit Committee operates pursuant to a written charter, which sets forth the functions and responsibilities of this committee. A copy of the charter can be viewed on our website. All members of this committee are independent directors under the SEC rules. The Board of Directors has determined that Lawrence K. Reisman, the committee’s chairman meet the SEC criteria of an “audit committee financial expert”, as defined in Item 407(d)(5) of Regulation S-K.

Audit Committee Report

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s system of internal control over financial reporting and the qualifications, independence and performance of its independent auditors.  The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditors.

Management is responsible for the Company’s financial reporting process, including the Company’s internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles.  Friedman LLP (“Friedman”), as the Company’s independent auditors, is responsible for auditing those financial statements and expressing its opinion as to the fairness of the financial statement presentation in accordance with generally accepted accounting principles.  Our responsibility is to oversee and review these processes.  We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence.  We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

In this context, we have met and held discussions with management for the fiscal year ended December 31, 2009.  Management represented to us that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed with management and the Company’s external auditors, Friedman LLP, the Company’s consolidated financial statements for the fiscal year ended December 31, 2009 and the Company’s internal control over financial reporting.  We also discussed with Friedman the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  Friedman provided to us the written disclosures required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committees), and we discussed their independence with them.  In determining Friedman’s independence, we considered whether their provision of non-audit services to the Company was compatible with maintaining independence.  We received regular updates on Friedman’s fees and the scope of audit and non-audit services they provided. All such services were provided consistent with applicable rules and our pre-approval policies and procedures.

Based on our discussions with management and our external auditors, our review of the representations of management, and subject in all cases to the limitations on our role and responsibilities referred to above and set forth in the Audit Committee Charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2009 be included in the Company’s Annual Report on Form 10-K.  We also approved, subject to stockholder ratification, the selection of Friedman as the Company’s independent auditors for the fiscal year ending December 31, 2010.

Members of the Audit Committee:

Lawrence K. Reisman (Chair)
Thomas Pear

The Board, (1) has no policy with regard to the nomination of candidates recommended by security holders; (2) has developed no specific minimum qualifications that it believes must be met by a Board-recommended nominee for a position on the Board; (3) has developed no specific qualities or skills that it believes are necessary for a member of the Board to possess; (4) has no specific process for identifying and evaluating nominees for director and (5) does not have a policy with regard to the consideration of diversity in identifying director nominees.

The Board of Directors believe the attributes, leadership skills and other experiences of its board members described in the table below, provide the Company with a diverse range of perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Compensation and Stock Option Committee

The Compensation Committee and Stock Option Committee met 3 times in 2009 and acted 1 time by written consent in 2009. The Compensation and Stock Option Committee is responsible for matters relating to the development, attraction and retention of the Company’s management and for matters relating to the Company’s compensation and benefit programs. As part of its responsibilities, this committee evaluates the performance and determines the compensation of the Company’s Chief Executive Officer and approves the compensation of our senior officers, as well as to fix and determine awards to employees of stock options, restricted stock and other types of stock-based awards.

The Compensation and Stock Option Committee operates under a written charter that sets forth the functions and responsibilities of this committee. A copy of the charter can be viewed on our website. Pursuant to its charter, the Compensation and Stock Option Committee must be comprised of at least two (2) Directors who, in the opinion of the Board of Directors, must meet the definition of “independent director” within the rules and regulations of the SEC. The Board of Directors has determined that all members of this committee are independent directors under the SEC rules and AMEX listing standards.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for providing oversight on a broad range of issues regarding our corporate governance practices and policies and the composition and operation of the Board of Directors.  These responsibilities include reviewing potential candidates for membership on the Board and recommending to the Board nominees for election as directors of the Company.

The Nominating and Corporate Governance Committee was formed in May 2005.  During 2009, the Nominating and Corporate Governance Committee met 1 time to review a new candidate for the Board. A complete description of the Nominating and Corporate Governance Committee’s responsibilities is set forth in the Nominating and Corporate Governance written charter.  A copy of the charter is available to stockholders on the Company’s website.

The Nominating Committee, (1) has developed no specific minimum qualifications that it believes must be met by a Board-recommended nominee for a position on the Board; (2) has developed no specific qualities or skills that it believes are necessary for a member of the Board to possess; (3) has no specific process for identifying and evaluating nominees for director and (4) does not have a policy with regard to the consideration of diversity in identifying director nominees.

The Board of Directors believe the attributes, leadership skills and other experiences of its board members described in the table below, provide the Company with a diverse range of perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Lori Cohen
•	Business leadership and operational experience as our Chief Executive Officer since 2009 and Vice President of Technology for over 13 years.
•	Over 25 years of experience in information management.

Scott Newman
•	Experience as our Chief Executive Officer and President from 2004 through 2009.
•
Possesses a wide range of software and hardware architecture/discipline experience, including, client/server, data discovery, distributed systems, data warehousing, mainframe, scaleable solutions and e-business.

Lawrence K. Reisman
•	Certified public accountant, and qualifies as an audit committee financial expert.
•	Over twenty-five years of experience in providing accounting services to small and medium-sized companies.

Brian Walton
•	Over thirty-years experience in the information technology industry.
•	Thirty-years service with IBM Corporation in various executive level roles.

Thomas Pear
•	Business leadership experience as chief financial officer and president of the Atlantic Club fitness centers and, currently, as a principal with Saw Mill Sports Management and a management consultant.

All members of the Nominating and Corporate Governance Committee are “independent” as independence for nominating committee members is defined by the rules and regulations of the SEC and under the AMEX listing standards.   The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders.  To recommend a nominee please write to the Nominating and Corporate Governance Committee c/o the Company, Attn: Secretary.  There are no minimum qualifications for consideration for nomination to be a director of the Company.  The nominating committee will assess all director nominees using the same criteria.  Nominations made by stockholders must be made by written notice received by the Secretary of the Company within 30 days of the date on which notice of a meeting for the election of directors is first given to stockholders.  The Nominating and Corporate Governance Committee and the Board of Directors carefully consider nominees regardless of whether they are nominated by stockholders, the Nominating and Corporate Governance Committee or existing board-members.  During 2009, the Company did not pay any fees to any third parties to assist in the identification of nominees.  The Company did not receive any director nominee suggestions from stockholders for the Annual Meeting.

Compensation of Directors

Directors of the Company who are not employees of the Company or its subsidiaries are entitled to receive $7,500 worth of Company common stock and $2,500 in cash as annual compensation for serving as directors. The directors also receive $500 per Board meeting attended in person, $250 per Board meeting attended via teleconference, $250 per Committee meeting attended, and an annual stock option grant.  Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote.  Other than as described in “Executive Compensation” below, there were no other arrangements pursuant to which any director was compensated during fiscal 2009 for any services provided as a director.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation and Stock Option Committee is or has been an officer or employee of the Company. In addition, none of the members of the Compensation and Stock Option Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, five individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified.  The Company’s Board of Directors currently consists of four persons, as the Board resolved to decrease the number of seats on the Board from six to five on May 6, 2010.  Four of the five individuals who are nominated for election to the Board of Directors are existing directors of the Company. Mr. Brian Walton is being nominated for his initial term as a director of the Company.  Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted FOR the election of the persons named below, unless the proxy contains contrary instructions.  Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director.  However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

The name and age of each of the five nominees, his position with the Company, his principal occupation, and the period during which such person has served as a director are set out below.

Biographical Summaries of Nominees for the Board of Directors

Name of NomineeAge	Age	Position with the Company	Principal Occupation	Director Since

Lori Cohen	52	President and Chief Executive Officer	President and Chief Executive Officer of the Company	2009
Scott Newman	50	Chief Strategy Officer and Chairman	Chief Strategy Officer of the Company	2004
Lawrence K. Reisman*	50	Director	CPA at The Accounting Offices of L.K. Reisman	2004
Brian Walton	54	Director nominee		-
Thomas Pear**	57	Director	Principal in Fitness Ventures, LLC and management consultant	2006

* Chair of the Audit Committee, and member of the Compensation and Stock Option Committee and the Nominating and Corporate Governance Committee.
** Chair of the Compensation and Stock Option Committee and the Nominating and Corporate Governance Committee, and member of the Audit Committee.

LORI COHEN has been our President and Chief Executive Officer since April 2009.  Prior to that, Ms. Cohen has been Vice President of Technology at the Company for over 13 years and has more than 25 years of experience in information management, as well as having significant expertise in both the financial services and pharmaceutical industries.  Ms. Cohen has been a director of the Company since 2009.  Cohen holds a bachelor’s degree in computer science from the State University of New York Oswego.

SCOTT NEWMAN has been our Chief Strategy Officer since April 2009.  Prior to that Mr. Newman had been our President, Chief Executive Officer and Chairman since January 2004.  Mr. Newman founded the former Conversion Services International, Inc. in 1990 (before its merger with and into LCS Group, Inc. in 2004).  He has over twenty years of experience providing technology solutions to major companies internationally.  Mr. Newman has direct experience in strategic planning, analysis, design, testing and implementation of complex big-data solutions.  He possesses a wide range of software and hardware architecture/discipline experience, including, client/server, data discovery, distributed systems, data warehousing, mainframe, scaleable solutions and e-business.  Mr. Newman has been the architect and lead designer of several commercial software products used by Chase, Citibank, Merrill Lynch and Jaguar Cars.  Mr. Newman advises and reviews data warehousing and business intelligence strategy on behalf of our Global 2000 clients, including AT&T Capital, Jaguar Cars, Cytec and Chase.  Mr. Newman is a member of the Young Presidents Organization, a leadership organization that promotes the exchange of ideas, pursuit of learning and sharing strategies to achieve personal and professional growth and success.  Mr. Newman received his B.S. from Brooklyn College in 1980.

LAWRENCE K. REISMAN has been a Director of our company since February 2004 and is Chairman of the Board’s Audit Committee, and a member of the Compensation and Stock Option Committee and the Nominating and Corporate Governance Committee.  Mr. Reisman is a Certified Public Accountant who has been the principal of his own firm, The Accounting Offices of L.K. Reisman, since 1986.  Prior to forming his company, Mr. Reisman was a tax manager at Coopers & Lybrand and Peat Marwick Mitchell.  He routinely provides accounting services to small and medium-sized companies, which services include auditing, review and compilation of financial statements, corporate, partnership and individual taxation, designing accounting systems and management consulting services.  Mr. Reisman received his B.S. and M.B.A. in Finance from St. John’s University in 1981 and 1985, respectively.

BRIAN WALTON is a veteran of more than three decades in the information technology industry. He retired in June 2008 after 30 years with the IBM Corporation, having served in numerous marketing, product development and technical sales executive roles both in the Americas and globally. Mr. Walton has experience with complex global IT enterprises down to small businesses in both direct client-facing and business partner sales and support models. The Connecticut resident holds a bachelor’s degree in mathematics from the University of Nebraska at Omaha.

THOMAS PEAR has been a Director of our company since August 2006 and is Chairman of the Board’s Compensation and Stock Option Committee, and a member of the Audit Committee and the Nominating and Corporate Governance Committee.  Mr. Pear is a principal in Fitness Ventures, LLC and a management consultant.    From 1993 to 2006, Mr. Pear served as chief financial officer of The Atlantic Club, and also served as its president from 2002 to 2006.  Prior to this, Mr. Pear served as vice president and general manager of DM Engineering, vice president and chief financial officer of Tennis Equities, and staff accountant at Malkin, Studley and Ramey CPA, PC.  Mr. Pear received his B.S. in Accounting from Nichols College in 1974.

Lori Cohen and Scott Newman are siblings.  There are no other family relationships between any other nominee for the Board.

None of our directors has been, during the past ten years:

(i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

(ii) convicted of any criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

(iii) subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities, futures, commodities or banking activities;

 (iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated

(v) found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reverse, suspended, or vacated;

(vii) subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, related to an alleged violation of securities or commodities law or regulation; any law or regulation respecting financial institutions or insurance companies; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(viii) the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory any registered entity of the Commodity Exchange Act or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board members are elected annually by the stockholders and the officers are appointed annually by the Board of Directors.

Vote Required

Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR Ms. Cohen and Messrs. Newman, Reisman, Walton and Pear.  Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

PROPOSAL 2

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company’s Board of Directors, upon the recommendation of the Audit Committee, of Friedman LLP (“Friedman”) as independent auditors for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending December 31, 2010.  The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected and approved Friedman as independent auditors to audit and report upon the Company’s financial statements.  Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Friedman has no direct or indirect financial interest in the Company.

Representatives of Friedman are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so.  It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Vote Required

The affirmative vote of holders of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of Friedman as the Company’s independent auditors for the fiscal year ending December 31, 2010.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of Friedman LLP as independent auditors for the Company for the fiscal year 2010.

Information about Fees Billed by Independent Auditors

The following table sets forth fees billed to us by our independent registered public accounting firms during the fiscal years ended December 31, 2009 and December 31, 2008 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	FY 2009	FY 2008
Audit Fees	$130,063	$141,200
Audit Related Fees	$7,475	-
Tax Fees	$31,342	$45,500
All Other Fees	$15,376	$17,500

The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company.

EXECUTIVE COMPENSATION.

The following table summarizes compensation information for the last two fiscal years for (i) Ms. Lori Cohen, our Principal Executive Officer and (ii) the two most highly compensated executive officers other than the Principal Executive Officer, who were serving as executive officers at the end of the fiscal year and who we refer to collectively, the Named Executive Officers.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards(s)	Non-Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation		Total
		($)	($)	($)	($)	($)		($)		($)
Lori Cohen	2009	276,633	47,178					13,753	(2)	337,564
Chief Executive Officer	2008	235,927	18,999					18,859	(2)	273,785

Scott Newman	2009	303,833	174,894					31,280	(1)	510,007
Chief Strategy Officer	2008	375,000						46,765	(1)	421,765

Bryan Carey	2009	250,000	86,601					13,889	(2)	350,490
Senior Vice President, Managing Director DeLeeuw Associates	2008	250,000	21,072					14,762	(2)	285,834

Scott Newman served as the Company’s President and Chief Executive Officer prior to April 2009, and the Company’s Chief Strategy Officer following April 2009.

Lori Cohen served as the Company’s Vice President of Technology prior to, and the Company’s Chief Executive Officer following April 2009.

(1)	Amounts shown reflect payments related to medical, dental and life insurance, car payments, 401(k) contributions and country club dues paid by the Company.

(2)	Amounts shown reflect payments related to medical, dental and life insurance, car payments and 401(k) contributions by the Company.

The following table shows outstanding equity awards at December 31, 2009:

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That have not Vested ($)
(a)	(b)	I	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Lori Cohen	300,000	—	—	2.475	3/29/2014	—	—	—	—
	150,000			0.83	11/16/2015
	150,000			0.25	10/10/2016
Scott Newman	—	—	—	—	—	—	—	—	—
Bryan Carey	33,333	—	—	3.00	5/28/2014	—	—	—	—
	125,000	—	—	0.83	11/16/2015	—	—	—	—
	150,000	—	—	0.25	10/10/2016	—	—	—	—
	166,666	83,334	—	0.30	5/10/2017	—	—	—	—

The following table shows the details of compensation paid to outside directors of the Company during 2009:

Director Compensation for 2009

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Frederick Lester	2,250	—	—	—	—	—	2,250
Thomas Pear	7,500	7,500	—	—	—	—	15,000
Lawrence K. Reisman	7,750	7,500	—	—	—	—	15,250

Narrative Disclosure to Summary Compensation

On June 30, 2009, Lori Cohen, our President and Chief Executive Officer, entered into an employment agreement dated as of April 1, 2009 for a term ending July 31, 2010, unless further extended or earlier terminated.  Pursuant to the employment agreement, Ms. Cohen will receive the following compensation: (a) an annual salary of $280,000; (b) bonus as determined by the Board of Directors; (c) 2% of the gross sales of any project that is managed by Ms. Cohen; (d) 7.5% of net income (subject to certain adjustments) of the Company for the period commencing April 1, 2009 and ending December 31, 2009, provided the Company’s  net income exceeds $133,000 during the period; the incentive payment for the annual period commencing January 1, 2010 will be based on the Company’s net income exceeding $200,000; (e) and other benefits including health, life and disability insurance, as well as a monthly car allowance.

Scott Newman, our Chief Strategy Officer and Chairman, agreed to an employment agreement dated as of May 1, 2009 for a term ending April 31, 2010 unless extended or earlier terminated. Pursuant to the employment agreement, Mr. Newman will receive the following compensation: (a) an annual salary of $275,000; (b) 20% of his hourly billable rate billed to clients; (c) 2% of the gross billing for clients for whom Mr. Newman serves as the Engagement Manager, excluding Mr. Newman’s billable time for that client; (d) 0.5% of the Company’s monthly gross profits on the first $400,000 and 5% of the gross profit for the Company in excess of $400,000 for any given month; (e) 2.5% of net income (subject to certain adjustments) of the Company during the period commencing on April 1, 2009 and ending December 31, 2009, provided the Company’s net income exceeds $133,000; the incentive payment for the annual period commencing January 1, 2010 will be based on the Company’s net income exceeding $200,000; and (f) and other benefits including health, life and disability insurance, as well as a monthly car allowance.

The following named executive officers have arrangements pursuant to their employment agreements that provide for payment of severance payments:

*	In the event that Lori Cohen’s employment is terminated other than with good cause, Ms. Cohen will receive a lump sum payment of 3 months salary without incentives.

*	In the event that Scott Newman’s employment is terminated other than with good cause, Mr. Newman will receive a lump sum payment of 35,000 at the date of termination.

Stock Ownership Requirement for Management

The Company does not have a formal policy requiring stock ownership by management. One of the key objectives of the 2003 Incentive Plan is to promote ownership of the Company’s stock by management.

Compensation of Members of the Board of Directors

Directors of the Company who are not employees of the Company or its subsidiaries are entitled to receive an amount of restricted common stock equal in value to $7,500 plus cash in the amount of $2,500 as compensation for serving as directors. The directors also receive $500 per Board meeting attended in person, $250 per Board meeting attended via teleconference, $250 per Committee meeting attended, and an annual stock option grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock, our only class of outstanding voting securities as of April 30, 2010, based on 123,558,535 aggregate shares of common stock outstanding as of such date, by: (i) each person who is known by us to own beneficially more than 5% of our outstanding common stock with the address of each such person, (ii) each of our present directors and officers, and (iii) all officers and directors as a group:

Name and Address of Beneficial Owner (1)(2)	Amount of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock Beneficially Owned

Lori Cohen (3)	606,166	*
Scott Newman(4)	19,655,413	15.9%
Glenn Peipert(5)	10,200,394	8.3%
William Hendry(6)	210,000	*
Bryan Carey (7)	558,333	*
Lawrence K. Reisman(8)	429,535	*
Thomas Pear(10)	383,735	*
Matthew J. Szulik	73,064,158	45.6%
All directors and officers as a group (7 persons)	21,843,182	17.5%

*               Represents less than 1% of the issued and outstanding Common Stock.

(1)	Each stockholder, director and executive officer has sole voting power and sole dispositive power with respect to all shares beneficially owned by him, unless otherwise indicated.

(2)	All addresses are c/o Conversion Services International, Inc., 100 Eagle Rock Avenue, East Hanover, New Jersey 07936.

(3)
Ms. Cohen is the Company’s Chief Executive Officer and Director. Consists of an option to purchase 300,000 shares of Common Stock granted on March 29, 2004, and expiring on March 29, 2014, at an exercise price of $2.475 per share. Consists of an option to purchase 150,000 shares of Common Stock granted on November 16, 2005, and expiring on November 16, 2015, at an exercise price of $0.83 per share. Consists of an option to purchase 150,000 shares of Common Stock granted on October 10, 2006, and expiring on October 10, 2016, at an exercise price of $0.25 per share.

(4)	Mr. Newman is the Company’s Chief Strategy Officer and Chairman of the Board.

(5)	Mr. Glenn Peipert is a former Executive Vice President, Chief Operating Officer and Director of the Company.

(6)
Mr. William Hendry is the Company’s Vice President, Chief Financial Officer, Secretary and Treasurer. Consists of an option to purchase 30,000 shares of Common Stock granted on May 28, 2004, and expiring on May 28, 2014, at an exercise price of $3.00 per share.    Consists of an option to purchase 30,000 shares of Common Stock granted on November 16, 2005, and expiring on November 16, 2015, at an exercise price of $0.83 per share. Consists of an option to purchase 150,000 shares of Common Stock granted on October 10, 2006, and expiring on October 10, 2016, at an exercise price of $0.25 per share.

(7)
Mr. Carey is the Company’s Senior Vice President and Managing Director, CSI DeLeeuw. Consists of an option to purchase 33,333 shares of Common Stock granted on May 28, 2004, and expiring on May 28, 2014, at an exercise price of $3.00 per share.    Consists of an option to purchase 125,000 shares of Common Stock granted on November 16, 2005, and expiring on November 16, 2015, at an exercise price of $0.83 per share. Consists of an option to purchase 150,000 shares of Common Stock granted on October 10, 2006, and expiring on October 10, 2016, at an exercise price of $0.25 per share. Consists of an option to purchase 166,666 shares of Common Stock granted on May 10, 2007, and expiring on May 10, 2017, at an exercise price of $0.30 per share and does not include an option to purchase 83,334 shares of Common Stock which vest on May 10, 2010.

(8)
Mr. Reisman is a Director.  Consists of an option to purchase 30,000 shares of Common Stock granted on May 28, 2004, and expiring on May 28, 2014, at an exercise price of $3.00 per share. Consists of an option to purchase 20,000 shares of Common Stock granted on November 16, 2005, and expiring on November 16, 2015, at an exercise price of $0.83 per share. Consists of an option to purchase 25,000 shares of Common Stock granted on October 10, 2006, and expiring on October 10, 2016, at an exercise price of $0.25 per share. Includes 24,178 shares granted in October 2007, 142,857 shares granted in October 2008, and 187,500 shares granted in October 2009 in connection with the annual director compensation.

(9)
Mr. Pear is a Director. Consists of an option to purchase 25,000 shares of Common Stock granted on October 10, 2006, and expiring on October 10, 2016, at an exercise price of $0.25. Includes 24,178 shares granted in October 2007, 142,857 shares granted in October 2008, and 187,500 shares granted in October 2009 in connection with the annual director compensation.

GENERAL

The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting.  If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies.  Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation.  Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons.  The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them.  In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission.  The Company does not expect to pay any compensation for the solicitation of proxies.

A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC, accompanies this Proxy Statement.  Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto.  All such requests should be directed to Conversion Services International, Inc., 100 Eagle Rock Avenue, East Hanover, New Jersey 07936, Attn: William Hendry, Chief Financial Officer.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given.  In voting by proxy in regard to Proposal 1, stockholders may (i) vote in favor of, or FOR, or (ii) WITHHOLD.  In voting by proxy in regard to Proposal 2, stockholders may (i) vote in favor of, or FOR, (ii) vote AGAINST or (iii) ABSTAIN. Stockholders should specify their choices on the enclosed proxy.  Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting.  If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon.  If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors and FOR the ratification of the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.

Stockholder Proposals For the 2011 Annual Meeting and General Communications

Any stockholder proposals intended to be presented at the Company’s 2011 Annual Meeting of Stockholders must be received by the Company at its office in East Hanover, New Jersey on or before January 3, 2011 in order to be considered for inclusion in the Company’s proxy statement and proxy relating to such meeting.  The Company has received no stockholder nominations or proposals for the 2010 Annual Meeting.

Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o William B. Hendry, Corporate Secretary, at the Company’s headquarters at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936.

Revocability of Proxy

Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors’ recommendations.  Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date.  Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above.  Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote.  However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card.  A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter.  Under the rules and regulations of the primary trading markets applicable to most brokers, the election of directors is a non-routine matter which requires the broker’s client to provide the broker with voting instructions and the ratification of the appointment of auditors is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner.  Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors.  As to Item 1, the Proxy confers authority to vote for all of the five persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted FOR Item 2 unless AGAINST or ABSTAIN is indicated.  If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

By order of the Board of Directors

Scott Newman
Chairman of the Board
May 18, 2010

CONVERSION SERVICES INTERNATIONAL INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Scott Newman and Lori Cohen with the power of substitution and resubstitution to vote any and all shares of capital stock of Conversion Services International, Inc. (the “Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Thursday, June 17, 2010, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1.                      ELECTION OF DIRECTORS

VOTE

☐	FOR ALL nominees listed below EXCEPT as marked to the contrary below

☐	WITHHOLD AUTHORITY to vote for ALL nominees listed below

 (INSTRUCTION:  To withhold authority to vote for any individualnominee strike a line through the nominee’s name below.)

Lori Cohen, Scott Newman, Lawrence K. Reisman, Brian Walton and Thomas Pear.

2.                      RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2010.

☐	FOR the ratification of the appointment of Friedman LLP

☐	WITHHOLD AUTHORITY

☐	ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE FIVE NOMINEES NAMED IN ITEM 1 AND THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2010 IN ITEM 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONVERSION SERVICES INTERNATIONAL INC.

Dated:___________________________________

_________________________________________
Signature

_________________________________________
Signature if jointly owned:

_________________________________________
Print name:

Please sign exactly as the name appears on your stock certificate.  When shares of capital stock are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such.  If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer.  If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

IN THE ENCLOSED ENVELOPE